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                                                                      EXHIBIT 32
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K of Environmental Tectonics Corporation (the "Company") for the fiscal year ended February 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William F. Mitchell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

       (1)  The Report fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ William F. Mitchell
                                            -----------------------
                                            William F. Mitchell
                                            Chief Executive Officer


                                            /s/ Duane D. Deaner
                                            -------------------
                                            Duane D. Deaner
                                            Chief Financial Officer

                                            May 27, 2004


        This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act 0f 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed to be filed by the company for purpose of
Section 18 of the Securities Exchange Act of 1934, as amended.

       A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.